UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2014

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-357334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 East Swedesford Road, Suite 1050,

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 5, 2014, Gregory Weaver has been appointed to the board of directors of Egalet Corporation (the “Company”), thereby joining Robert Radie, Andrey Kozlov, Andreas Rutger-Segerros, Jean-Francois Formela, Renee Aguiar Lucander.  Mr. Weaver will serve on the Company’ audit committee.

Mr. Weaver is the Chief Financial Officer, Senior Vice President, Treasurer and Corporate Secretary of Fibrocell Science, Inc., a publicly held cell therapy company. From June 2011 to July 2013, Mr. Weaver served as Senior Vice President and Chief Financial Officer of Celsion Corporation, a publicly held biotechnology company, and was a director and chairman of the audit committee of Celsion’s Board of Directors from 2005 to 2011. Mr. Weaver currently serves on the board of directors and audit committee of Atossa Genetics, a publicly held diagnostics company, and also served as a director and chairman of the audit committee of SCOLR Pharmaceuticals, a public drug delivery company, from 2007 to 2009. Mr. Weaver is a certified public accountant and received an M.B.A. from Boston College and a B.S. in accounting from Trinity University.

A description of the contracts and arrangements to which the Company’s directors are a party or in which they participate have previously been reported by the Company in its prospectus, dated February5, 2014, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2014, the Company’s third amended and restated certificate of incorporation, in substantially the form previously filed as Exhibit 3.1 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-191759) (the “Registration Statement”), became effective. On February 11, 2014, the Company’s amended and restated bylaws, in the form previously filed as Exhibit 3.2 to Pre-Effective Amendment No. 2 to the Registration Statement, became effective. A description of the Company’s capital stock giving effect to the amendment and restatement of its certificate of incorporation and bylaws has previously been reported by the Company in its prospectus, dated February 5, 2014, filed pursuant to Rule 424(b) of the Securities Act. The third amended and restated certificate of incorporation and the amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item                      8.01 Other Events

On February 11, 2014, the Company issued a press release announcing the completion of its initial public offering of 4,200,000 shares of common stock (the “Shares”) for cash consideration of $12.00 per share (before underwriting discount) to a syndicate of underwriters led by Stifel Nicolaus & Company, Incorporated and JMP Securities LLC, acting as joint bookrunning managers. The other underwriters in the syndicate were Canaccord Genuity Inc. and Janney Montgomery Scott LLC, acting as co-managers.  A copy of the press release is filed herewith as Exhibit 99.1.

On February 11, 2014, the Company entered into employment agreements with Robert Radie, Stan Musial, Karsten Lindhardt and Mark Strobeck, in the forms previously filed as Exhibits 10.7 and 10.8 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed November 14, 2013 (File No. 333-191759) and Exhibits 10.9 and 10.14 to Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-1 filed January 23, 2014 (File No. 333-191759), respectively. The employment agreements are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of Egalet Corporation

3.2	Amended and Restated Bylaws of Egalet Corporation
10.1	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Robert Radie
10.2	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Stan Musial
10.3	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Karsten Lindhardt
10.4	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Mark Strobeck
99.1	Press Release, dated February 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2014	Egalet Corporation

	By:	/s/ Robert S. Radie
Name: Robert S. Radie
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of Egalet Corporation

3.2	Amended and Restated Bylaws of Egalet Corporation

10.1	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Robert Radie

10.2	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Stan Musial

10.3	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Karsten Lindhardt

10.4	Employment Agreement, dated February 11, 2014, by and between Egalet Corporation and Mark Strobeck

99.1	Press Release, dated February 11, 2014